Fees Summary	Oct. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,427,189.17
Previously Paid Amount	0.00
Total Fee Amount	820.85
Total Offset Amount	0.00
Net Fee	$ 820.85